EXHIBIT 10.18

                              Texaco Pipeline Inc.
                            Contract No. TPS - 97OIWF

                              ENGINEERING SERVICES

                                 IDS Engineering
                                  Houston, Tx.
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                          MISCELLANEOUS WORK AGREEMENT
                            Agreement # TPS - 97OIWF

1.    PARTIES

      The parties to this Miscellaneous Work Agreement ("Agreement") are IDS Engineering ("Contractor") and Texaco Pipeline Inc.("Company")

2.    DURATION

      This Agreement is effective as of the date of the last signature by the parties ("Effective Date") and continues in force indefinitely, subject to the other terms of this Agreement. This Agreement can also be terminated by either party upon thirty (30) days written notice to the other party. The indemnity, audit and confidentiality provisions of this Agreement shall survive the termination of this Agreement.

3     SERVICES COVERED BY THIS AGREEMENT

      3.1 Contractor will provide services as described in the attached Exhibit A (the "Services").

      3.2 Contractor acknowledges that by prior knowledge and examination, it will understand the nature of the work, the environment, and the difficulties which may be incident to performing the Services prior to commencing the Services.

      3.3 Contractor warrants that all Services under this Agreement shall be performed and completed in a good and workmanlike manner, that all material and equipment furnished shall be of good and merchantable quality and that Contractor's performance shall be free of defect and satisfactory and acceptable to Company.

4     RELATIONSHIP OF THE PARTIES

Contractor certifies that it is and shall conduct itself as an independent contractor in its performance of the Services. Contractor further certifies that none of the employees, agents or subcontractors of Contractor shall be considered or hold themselves out or act as employees of Company. Contractor agrees that neither Contractor nor any of its employees, agents or subcontractors shall, except as specifically provided in writing, act as an agent for Company.

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5.    MODIFICATIONS

      5.1 Company may activate the Services, order additional services or make changes to the Services by written or oral request to Contractor. Contractor shall promptly provide Company with a written acknowledgment of such request. This acknowledgment will contain the revised scope of Services proposed, estimated cost, and any terms not already specified in this Agreement. Company will indicate its acceptance of this acknowledgment by properly executing and returning one copy of the acknowledgment to Contractor.

      5.2 No modification of the scope of the Services shall be binding on Company unless approved in writing and signed by Company. Unless otherwise provided in writing, modifications so approved shall be in effect on the day such approval is signed by Company. If the modifications are for pricing, then the new price will apply to work provided or equipment ordered after the day on which such approval is signed by Company. It is agreed that Company will not be bound by any additional terms beyond a modification of Services or prices which may be specified as part of Contractor's work ticket, delivery ticket, invoice, etc., to the extent such terms alter any rights or obligations contained herein. Signing such tickets, invoices, etc., by Company does not constitute approval or acceptance of such additional terms.

      5.3 Company shall not honor Contractor invoices providing rate increases for either equipment or labor unless Company has agreed in writing before the equipment or labor is provided by Contractor.

6.    CONFLICTS

      If there is a conflict between any provisions in the body of this Agreement (without Exhibits or documents incorporated by reference, if any) and any provisions in the attached Exhibits or documents incorporated by reference, if any, the provisions in the body of this Agreement (without Exhibits or documents incorporated by reference, if any) will control.

7.    AGREEMENT PRICE

      7.1 Payment for the Services will be at the rates provided in Exhibit B. Contractor will invoice Company and provide Company substantiation of hours worked and costs incurred, including hours worked and costs incurred by third parties providing any part of the Services. Invoices, in triplicate and showing the Agreement number, shall be submitted as promptly as possible, but no later than six (6) months from the date Services are performed. Payment for Services in accordance with the provisions of this Agreement will be made within thirty (30) days of receiving an invoice in the proper form with written verifications.

      7.2 Except as otherwise provided in this Agreement, Contractor shall supply and pay for all services, materials (which unless otherwise specified shall be new), and all other items ordinarily furnished by Contractor, directly or indirectly, in connection with the Services.

      Company shall supply the services, materials and other items expressly described on Exhibit A.

      7.3 Where Contractor, at the request of Company, furnishes services, materials or other items which Company is obligated to furnish or supply, Company, upon receipt from Contractor of substantiation of costs incurred, will reimburse Contractor for the actual costs of those services, materials or other items.

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      7.4 Company shall have the right to retain any portion of the amount payable to Contractor until such time as Company has been presented an affidavit in the form attached hereto as Exhibit C from each person or entity that has provided labor, services, materials or equipment in connection with the Services stating that the person or entity has been paid in full for all such labor, services, materials or equipment or until the applicable statutory period for filing liens has expired. Company shall have the right to request such affidavits from subcontractors, vendors, materialmen, equipment suppliers and laborers.

      7.5 Contractor authorizes Company to deduct from any amount payable to Contractor (whether or not arising out of this Agreement), all amounts which may be payable by Contractor to Company, and also all amounts for which Company may become liable to third parties due to Contractor's acts in performing or failing to perform Contractor's obligations under this Agreement. If the amount or validity of these claims made by a third party is disputed by Contractor, or if any indebtedness exists which appears to be the basis for a claim or lien, Company may withhold from any payment due, without liability for interest because of such withholding, an amount sufficient to cover such claim. Companies exercise or failure to exercise such right to deduct or to withhold shall not, however, affect the obligation of Contractor to protect Company as elsewhere provided in this Agreement.

      7.6 Contractor accepts exclusive liability for payment of federal and state payroll taxes and for contributions for unemployment insurance, old age pensions, annuities, retirement, and other benefits, imposed under any provision of any law, and measured by remuneration paid or payable by Contractor to employees of Contractor engaged in the Services or in any incidental operation. Contractor will require that each subcontractor who performs a -any part of the Services accept the same responsibility and liability with respect to employees of that subcontractor.

      7.7 Payment for the Services shall only be due if (a) no lien or claim for labor and services performed or for materials and equipment furnished for or in connection with the Services has been filed or made; (b) the Services have been inspected and accepted by Company; and (c) Contractor has met all of the terms of this Agreement.

8.    CONFIDENTIALITY

      8.1 Contractor, in the course of negotiations and performance of this Agreement and subsequent relationships with Company, may have access to financial, accounting, statistical, personnel, client or other technical or business information of Company, its parent company, or their respective subsidiaries or affiliated companies, which information is and shall be deemed for all purposes under this Agreement as trade secrets of Company. Except as otherwise provided in this Agreement, all such information shall be considered Confidential Information.

      8.2 Contractor agrees to hold all Confidential Information in confidence for a period of twenty (20) years from the date of receipt of the Confidential Information. During such period, Contractor will use the Confidential Information solely for the purposes of

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      performing the Services. Contractor may disclose Confidential Information to employees, agents or subcontractors of Contractor to whom disclosure is necessary for the purposes of performing, the Services, but only under terms and conditions which protect the confidentiality of the Confidential Information as required by this Agreement.

      8.3 The obligations imposed by this Agreement shall not apply to any Confidential Information that:

            8.3.1 is already in the possession of Contractor on the date of this Agreement (except Confidential Information in connection with bids, negotiations and/or discussions leading to the execution of this Agreement) or is independently developed by Contractor; or

            8.3.2 is or becomes publicly available through no fault of Contractor; or

            8.3.3 is obtained by Contractor from a third person who is under no obligation of confidence to Company; or

            8.3.4 is disclosed without restriction by Company; or

            8.3.5 for which disclosure is required by law, but only after first notifying Company of such required disclosure.

      8.4 The obligations set forth in this Section 8 shall survive the termination of this Agreement.

9.    POLLUTION CONTROL

      9.1 For purposes of this Section 9:

            9.1.1 "Legally Applicable Standards" is defined as all requirements imposed by any Federal, State or local law or regulation intended to protect human safety, health or the environment,

            9.1.2 "Contaminant" is defined as any solid, liquid, gaseous or thermal irritant, pollutant or substance whose nature, quantity or existence renders it subject to Legally Applicable Standards,

            9.1.3 "Contamination" is defined as the presence of any Contaminant in the air, soil or water at or exceeding levels subjecting any person to any liabilities, fines, penalties, or assessment or remediation obligations under any Legally Applicable Standards.

            9.1.4 "Contractor Contamination" is defined as the presence of any Contaminant brought or caused (solely or concurrently) by Contractor or subcontractor, and/or any of their respective employees, agents or invitees to property at which the Services are being or have been performed, that is in the air, soil, or water on, above or under that property at or exceeding levels

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            subjecting any person to any liabilities, fines, penalties, or assessment or remediation obligations under any Legally Applicable Standards.

      9.2 Contractor agrees to notify Company as soon as possible after the discovery of Contractor Contamination. If such Contractor Contamination poses an immediate risk to human health or safety, or the environment, Contractor will, at its own cost, take all appropriate measures that in Contractor's professional opinion are justified to preserve and protect human health or safety, and the environment.

10.   INDEMNITY

      10.1 CONTRACTOR, TO THE EXTENT PERMITTED BY LAW, SHALL DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS COMPANY, AND DIRECTLY OR INDIRECTLY, ITS PARENT, AFFILIATE AND SUBSIDIARY COMPANIES, AND THEIR RESPECTIVE DIRECTORS, EMPLOYEES AND AGENTS ("INDEMNIFIED PARTIES"), AGAINST ALL CLAIMS, DEMANDS OR CAUSES OF ACTION, SUITS, DAMAGES, LIABILITIES, JUDGMENTS, LOSSES - AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS OF LITIGATION, WHETHER INCURRED FOR AN INDEMNIFIED PARTY'S PRIMARY DEFENSE OR FOR ENFORCEMENT OF ITS INDEMNIFICATION RIGHTS) WHICH MAY BE INCURRED BY AN INDEMNIFIED PARTY OR ASSERTED BY CONTRACTOR (INCLUDING, WITHOUT LIMITATION, CONTRACTOR'S EMPLOYEES, CONTRACTORS AND AGENTS) OR BY ANY THIRD PARTY ON ACCOUNT OF:

            (I) ANY PERSONAL INJURY, DISEASE OR DEATH OF ANY PERSON(S), DAMAGE TO OR LOSS OF ANY PROPERTY, OR MONEY DAMAGES OR SPECIFIC PERFORMANCE OWED TO ANY THIRD PARTY


      (BY CONTRACT OR OPERATION OF LAW), AND ANY FINES, PENALTIES, ASSESSMENTS, ENVIRONMENTAL RESPONSE COSTS OR INJUNCTIVE OBLIGATIONS CAUSED BY, ARISING OUT OF, OR IN ANY WAY INCIDENTAL TO OR IN CONNECTION WITH, ACTIONS OR OMISSIONS OF CONTRACTOR (INCLUDING, WITHOUT LIMITATION, ITS EMPLOYEES, CONTRACTORS AND AGENTS) OR ANY THIRD PARTY INCLUDING, WITHOUT LIMITATION,
      (1) THE SOLE NEGLIGENCE, FAULT OR STRICT LIABILITY OF CONTRACTOR AND (2) THE CONCURRENT NEGLIGENCE, FAULT OR STRICT LIABILITY OF ANY COMBINATION OF THE INDEMNIFIED PARTIES, CONTRACTOR AND/OR ANY THIRD PARTY; AND

      (II) ANY BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT OF CONTRACTOR CONTAINED IN THIS AGREEMENT.

      10.2 IT IS THE INTENTION OF THE PARTIES THAT THE OBLIGATIONS OF CONTRACTOR UNDER THIS INDEMNITY SECTION ARE WITHOUT REGARD TO WHETHER THE NEGLIGENCE, FAULT OR STRICT LIABILITY OF AN INDEMNIFIED PARTY IS A CONTRIBUTORY FACTOR, AND SUCH OBLIGATIONS ARE INTENDED TO PROTECT THE INDEMNIFIED PARTIES AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE, FAULT OR STRICT LIABILITY. WITHOUT REGARD TO

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      THE EXTENT OF NEGLIGENCE, IF ANY, OF AN INDEMNIFIED PARTY, CONTRACTOR, AT
      ITS EXPENSE, SHALL DEFEND ANY SUCH CLAIM OR SUIT AGAINST AN INDEMNIFIED PARTY AND SHALL PAY ANY RESULTING JUDGMENT OR AWARD. IF, AFTER CONTRACTOR HAS BOTH DEFENDED ANY SUCH SUIT AND PAID ANY RESULTING JUDGMENT OR AWARD, IT IS DETERMINED BY A FINAL NONAPPEALABLE DECISION THAT THE MATTER WAS A RESULT OF THE SOLE OR CONCURRENT NEGLIGENCE, FAULT OR STRICT LIABILITY OF AN INDEMNIFIED PARTY, THEN COMPANY AGREES TO REIMBURSE CONTRACTOR FOR THE JUDGMENT OR AWARD AGAINST THE COMPANY AND THE PORTION OF CONTRACTOR'S REASONABLE ATTORNEYS' FEES, LITIGATION EXPENSES AND COURT COSTS WHICH RELATE TO AN INDEMNIFIED PARTY'S DETERMINED LIABILITY. THE INDEMNIFIED PARTIES EXPRESSLY RESERVE THE RIGHT TO PARTICIPATE IN THEIR DEFENSE WITH COUNSEL OF THEIR OWN CHOOSING. CONTRACTOR'S OBLIGATIONS UNDER THIS INDEMNITY SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

11.   INSURANCE

      11.1 Contractor shall maintain at its sole cost, and shall require any subcontractors it may engage to maintain at all times while performing Services under this Agreement, the insurance coverage set forth below with companies satisfactory to Company with full policy limits applying, but not less than as stated.

      11.1.1 Workers' Compensation Insurance as required by laws and regulations applicable to and covering employees of Contractor engaged in the performance of the Services;

      11.1.2 Employers' Liability Insurance protecting Contractor against common law liability in the absence of statutory liability, for employee bodily injury arising, out of the master-servant relationship with a limit of not less than $ 1,000,000 and having the following endorsements, if applicable:

            11.1.2.1 To provide against liability under the U.S. Longshoremen's and Harbor Workers' Compensation Act, as amended, including protection with respect to this Act's extension under the Outer Continental Shelf Land Act;

            11.1.2.2 To provide against liability under the "Jones Act", Death on the High Seas Act and the General Maritime Law; and

            11.1.2.3 To provide that a claim "in rem" shall be treated as a claim against the employer.

      11.1.3 Commercial General Liability Insurance including products and completed operations with limits of not less than $ 1,000,000 per occurrence and in the aggregate;

      11.1.4 Automobile Liability Insurance including- non-owned and hired vehicle coverage with limits of liability of not less than $1 000,000; and

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      11.1.5 If applicable, Hull and Machinery Insurance in an amount not less than the full market value of each vessel owned or chartered by Contractor and used in performing the Services. Such insurance shall include full collision liability with the sistership clause unamended.

      11.1.6 If applicable, aircraft coverage for all owned or non-owned aircraft, including rotor craft, with single limit of not less than $3,000,000, each occurrence, for bodily injury including passengers and property damage.

      11.1.7 Pollution and spillage cleanup and third party insurance to protect against claims brought either by governments or third parties for damages occasioned by polluting substances totaling an amount of not less than $0.

      11.1.8 Excess Liability Insurance over Automobile Liability, Commercial General Liability, and Employers' Liability coverages afforded by the primary policies described above with minimum limits of $ 5,000,000 excess of specified limits.

      11.2 In addition to all other risks for which coverage is provided in Sections 11. I.3 ) and 11.1.8, the Commercial General Liability Insurance and Excess Liability Insurance in those sections shall cover the contractual liability assumed under the provisions set forth in this Agreement.

      11.3 Prior to commencement of the Services, a certificate evidencing the required coverages of this Agreement shall be delivered to Company, naming, Company and ALL APPLICABLE PARENTS, SUBSIDIARIES S AND AFFILIATES, as additional insureds under the Commercial General Liability and Excess Liability Insurance Policies. This certificate shall provide that any change restricting or reducing, coverage or the cancellation of any policies under which certificates are issued shall not be valid as respects Company's interest therein until Company has received thirty (30) days written notice of such change or cancellation. Further, the certificate shall state that the insurance is primary coverage and not concurrent or excess over other valid insurance which may be available to Company. Each Workers' Compensation policy shall be endorsed to provide waiver of subrogation rights in favor of Company and ALL APPLICABLE PARENTS, SUBSIDIARIES AND AFFILIATES.

      11.4 Contractor agrees to comply with all terms of the insurance contracts referenced in this Section 11. Failure of Contractor to keep the required insurance policies in full force and effect during the term of this Agreement and during any extensions shall constitute a breach of this Agreement and Company shall have the right, in addition to any other rights, to immediately cancel and terminate this Agreement without further cost to Company. Nothing contained in these provisions relating to coverage and amounts set out herein shall operate as a rotation of Contractor's liability in tort or contracted for under the terms of this Agreement. Should coverage be provided on a claims-made basis, the policy shall include at least a two (2) year extended reporting period endorsement, and shall not contain a "prior acts" exclusion.

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      11.5 IT IS THE INTENTION OF THE PARTIES THAT THE INSURANCE COVERAGES
      PROVIDED BY CONTRACTOR IN FULFILLMENT OF THESE OBLIGATIONS BE AS BROAD AS POSSIBLE. IN NO EVENT WILL THE CONTRACTOR ACCEPT ANY POLICY WHICH PROPOSES TO EXCLUDE COVERAGE SOLELY BECAUSE (1) A CLAIM IS MADE ALLEGING (A) PERSONAL INJURY, DEATH OR PROPERTY DAMAGE OF THE CONTRACTOR OR CONTRACTOR'S EMPLOYEES, SUBCONTRACTORS OR AGENTS, (B) PERSONAL INJURY, DEATH OR PROPERTY DAMAGE RESULTING FROM THE NEGLIGENCE OR GROSS NEGLIGENCE OF COMPANY, (C) PERSONAL INJURY, DEATH OR PROPERTY DAMAGE RESULTING FROM THE SUDDEN OR ACCIDENTAL RELEASE, DISCHARGE OR DISPERSAL OR CHEMICALS, LIQUIDS, GASSES, WASTE MATERIALS OR POLLUTANTS, OR (2) THE INDEMNITY PROVISIONS OF TIES AGREEMENT ARE INAPPLICABLE OR OTHERWISE UNENFORCEABLE.

      11.6 NOTHING CONTAINED IN THESE PROVISIONS RELATING TO COVERAGE AND AMOUNTS SHALL OPERATE AS A LIMITATION OF CONTRACTOR'S LIABILITY UNDER THE TERMS OF THIS AGREEMENT.

      11.7 CONTRACTOR SHALL PROVIDE A COPY OF SECTION 10, INDEMNITY, AND SECTION 11, INSURANCE, TO ITS CARRIER AND REQUIRE THE CARRIER TO PROVIDE INSURANCE COVERAGE THAT COMPLIES WITH BOTH SECTIONS.

12.   ASSIGNMENT

      Contractor shall not assign this Agreement nor subcontract the whole or any part of the Services, without Company's prior written consent. Company's consent to any such assignment or subcontract shall not relieve Contractor or Contractor's surety of any liability for the performance of this Agreement. Company may withhold its consent in its sole and unfettered discretion.

13.   FORCE MAJEURE

      13.l For the purpose of this Agreement, "Force Majeure" shall mean an act of God, an act of the public enemy, strike, lockout, boycott, picketing, riot, insurrection, fire, or any governmental law, order, rule, regulation or ordinance, or any other occurrence not within the reasonable control of the party claiming Force Majeure.

      13.2 If either party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations (except financial obligations) under this Agreement, it is agreed that on such party's giving notice and reasonably full particulars of such Force Majeure in writing or by facsimile to the other party within a reasonable time after the occurrence of the cause relied on, then the obligations of the party giving such notice, so far as they are affected by such Force Majeure, shall be canceled during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch.

      13.3 It is understood and agreed that the settlement of strikes and lockouts shall be entirely within the discretion of the party asserting Force Majeure as the excuse for

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      nonperformance, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of an opposing party when such course is inadvisable in the discretion of the party asserting Force Majeure.

14    ABANDONMENT OF OR FAILURE TO COMMENCE THE SERVICES

If Contractor fails to commence the Services within thirty (30) days of the Effective Date of the Contract or of any order for additional services, or after such commencement abandons the Services or for any reason suspends or refuses to continue the Services or any portion of the Services after direction by Company for a period of five (5) days, unless prevented from commencing or continuing the Services by Force Majeure, or by any failure or delay on the part of Company, then Company shall have the right to take over the Services and all materials and supplies furnished by Contractor and complete the Services, or cause the Services to be completed, at the expense of Contractor. In any such case Company shall also have the night to retain and use in the performance of the Services all tools and equipment employed, or which were to have been employed, by Contractor in the Services which at the time are located at the site of the Services. If Company exercises the right to use Contractor's tools and equipment as described in this paragraph, Company shall pay Contractor a reasonable rental for these tools and equipment.

15     COMPANY'S RIGHT TO TERMINATE

      At any time, Company, at its absolute discretion, may by written notice to Contractor terminate and/or abandon the construction of facilities or suspend work in progress. Upon such discontinuance or suspension, Contractor shall be entitled to receive and or retain all its reimbursable costs as reasonably needed to terminate the work hereunder and turn it over to Company. Contractor shall retain or be paid by Company that portion of the fixed fee, if applicable, which is reasonable and proportional to the work performed by Contractor prior to the termination of work subject, however, to the other payment terms of this Agreement.

16    AUDITS

      Contractor shall maintain during the course of this Agreement, and retain for not less than four (4) years after the termination of this Agreement, complete and accurate records of all of Contractor's costs and documentation of items which are chargeable to Company under this Agreement. Company shall have the right at any reasonable time during that period and during normal business hours to inspect and audit those records by authorized representatives of its own or any third-party consultant selected by it. The records to be thus maintained and retained by Contractor shall include (a) payroll records, including social security numbers and labor classifications, accounting for total time distribution of Contractor's employees 'working full or part time on the Services, as well as canceled payroll checks or signed receipts for payroll payments in cash; (b) invoices for purchases, receiving and issuing documents, and all other unit inventory records for Contractor's stocks or capital items;
(c) paid invoices and canceled checks for materials purchased and for subcontractors and any other third parties' charges; and (d) all other records required to verify the accuracy of Contractor's charges. If such audit reveals a discrepancy between the amount or value of materials or services billed to Company and that which is evidenced by Contractor's books and records, Company shall have the right to adjust its account with Contractor, which adjustment may necessitate a refund of funds

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disbursed to Contractor. If Contractor fails to maintain or make available such books and records, Company will not be liable for any charges based on such costs unless Contractor produces adequate proof of those costs. If Company is unable to gain access to the pertinent records of any of the Contractor's subcontractors or vendors, Contractor will expend every effort to assist Company in obtaining this information.

17    CONFLICTS OF INTEREST

      17.1 No Contractor employee, agent, director, or subcontractor shall give or cause to be given to any Company employee (or their immediate family) any gift, entertainment, travel, payment, loan, or service regardless of value. Nor will Contractor's employees, agents, directors, or subcontractors provide direct or indirect employment to family members of active employees of Company without written approval of the appropriate Company Division Manager. Also any arrangement by Contractor to enter into any direct or indirect business arrangement with any employee or agent of Company is prohibited.

      17.2 Company may audit pertinent Contractor, subcontractor, or vendor records to confirm compliance with the above paragraph. If Company cannot gain access to pertinent records of any of Contractor's subcontractors or vendors, Contractor will expend every effort to assist Company in obtaining the requested information from Contractor's subcontractors and vendors necessary for a complete audit to confirm compliance with the above paragraph.

18    CONTRACTOR SAFETY MANAGEMENT

      Contractor agrees to abide by the terms of the Contractor Safety Management requirements in attached Exhibit D, which Exhibit D is hereby incorporated by reference.

19       SUBSTANCE ABUSE

Contractor agrees to abide by the terms of the Substance Abuse requirements in attached Exhibit E, which Exhibit E is hereby incorporated by reference.

20    COMPLIANCE WITH APPLICABLE LAWS

      20.1 Contractor agrees to keep posted all notices required under workers' compensation laws and other laws, ordinances, rules, or regulations of any governmental authority having jurisdiction over the Services.

      20.2 Contractor agrees to procure from the proper authority all permits and licenses which may be required in the performance of the Services, and pay all excise, license, occupation, and other taxes which may become payable to any authority by reason of the Services, including all taxes upon the sale, use, storage, consumption, or fabrication of the materials, supplies, equipment, and other things furnished by Contractor.

      20.3 Contractor agrees to comply, and shall ensure that its employees, agents and/or subcontractors comply, with all federal, state, tribal, county, and municipal laws, rules, regulations, and ordinances applicable to the performance of the Services.

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      20.4 Contractor shall comply, and cause Contractor's employees and agents and others entering upon Company's premises in connection with the Services to comply, with all applicable federal, state, tribal, county, and municipal laws, ordinances, rules, and regulations.

21     EQUAL EMPLOYMENT OPPORTUNITY

      Contractor agrees to abide by the terms of the Equal Employment Opportunity requirements in attached Exhibit "F", which Exhibit "F" is hereby incorporated by reference.

22    ARBITRATION

      Contractor and Company agree to abide by the terms of the Terms of Arbitration requirements in the attached Exhibit "G," which Exhibit "G" is hereby incorporated by reference.

23    ANNOUNCEMENTS AND PRESS RELEASES

      Contractor agrees that during and after the term of this Agreement, it will make no announcements, press releases or other publications concerning, the Services without the prior written consent of Company.

24    OWNERSHIP OF DATA

      All data and information related to the Services, and generated by Contractor during the performance of the Services, are the sole property of Company. Contractor agrees to destroy all draft copies of reports when subsequent final copies of those reports are generated.

25    APPLICABLE LAW

      This Agreement shall be interpreted in accordance with the laws of the State of Texas.

26    LIMITATION ON COMPANY'S LIABILITY

      26.1 Company's liability is expressly limited to the Agreement Price set forth on the face of this Agreement, or any modifications. Said sum is payable only after Contractor has performed all of Contractor's duties and obligations and has met all the conditions contained in this Agreement.

      26.2 Company shall not be responsible for damage to, or loss of, any of Contractor's materials, supplies, tools or equipment which Contractor may use or store on Company's premises.

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27    SEVERABILITY

      If any part, term or provision of this Agreement is held by the arbitration tribunal or a court of competent jurisdiction to be illegal or in conflict with any law, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be invalid.

28     SURVIVAL

      The warranty, indemnity, audit, confidentiality and arbitration provisions of this Agreement shall survive the termination of this Agreement.

29    WAIVER

      The failure of either party hereto at any time to require performance by the other party of any provision of this Agreement shall in no way effect the right of such party thereafter to enforce the same, nor shall any waiver of any breach of any provision hereof by the other party be taken or held to be a waiver by such party of any succeeding breach of such provision, or as a waiver of the provision itself.

30    SECTION HEADINGS

      The section headings appearing in this Agreement have been inserted for the purpose of convenience and ready reference. They do not purport to, and shall not be deemed to define, limit or extend the scope or intent of the sections to which they appertain.

31    EXHIBITS

      Contractor acknowledges that the following exhibits are attached hereto and made a part hereof:

            Exhibit A - Services
            Exhibit B - Rates for Services
            Exhibit C - Affidavit for use in connection with Paragraph 7.4 Exhibit D - Contractor Safety Management
            Exhibit E - Substance Abuse
            Exhibit F - Equal Employment Opportunity
            Exhibit G - Terms of Arbitration

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32.   NOTICES

      All notices necessary to be given under the terms of this Agreement, except as herein otherwise provided, shall be in writing and shall be communicated by prepaid mail, telegram or facsimile transmission addressed to the respective parties at the address below or to such other address as respectively designated hereafter in writing from time to time:

            TO CONTRACTOR:    IDS Engineering
                              600 Century Plaza Drive
                              Building 140
                              Houston, Texas 77073-6013
                              Attn: William A. Coskey
                              Phone (281) 821-3200
                              Facsimile: (281) 821-3230


            TO COMPANY:       Texaco Pipeline Inc.
                              1670 Broadway
                              Denver, Colorado 80202
                              Attn: Ron B. Copple
                              Phone (303) 860-3304
                              Facsimile: (303) 860-3045

33    ENTIRE AGREEMENT

This Agreement supersedes all prior oral or written proposals, communications or other agreements related to the subject matter of this Agreement. This Agreement sets forth the entire agreement between the parties with regard to the subject matter of this Agreement and no amendment shall be binding upon the parties unless in writing and signed by both parties.


            CONTRACTOR                            COMPANY

            IDS Engineering                       Texaco Pipeline Inc.

            By: _____________________             By:
            Name: William A. Coskey               Name:
            Title:  President                     Title:
            Date:     4/29/97 197                 Date:

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